UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                             ADVANCE NANOTECH, INC.
             (Exact name of registrant as specified in its charter)

                                    011-15499
                            (Commission File Number)




           Colorado                                     82-0379959
(State or other jurisdiction                 (IRS Employer Identification No.)
       of incorporation)


               600 Lexington Avenue, 29th Floor New York, NY 10022 (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 583-0080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 8.01 OTHER EVENTS

The Company has been verbally informed by the Securities and Exchange Commission that the effective date for the SB-2 Registration Statement filed on June 2, 2005, and amended on October 28, 2005 is Thursday, November 3, 2005 at 3:00 p.m. Written confirmation is expected in due course.

ITEM 9.01 EXHIBITS

The following exhibit is filed with this report.

99.1     Copy of Press Release, dated November 3, 2005


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ADVANCE NANOTECH, INC.
                                       (Registrant)





DATE:  NOVEMBER 3, 2005           /S/ MAGNUS R. GITTINS
                                  ---------------------------------------------
                                   MAGNUS R. GITTINS, CEO
                                  (OFFICER DULY AUTHORIZED TO SIGN THIS REPORT)


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